EXHIBIT 10(h)

                           AMENDED AND RESTATED
                 1991 LONG TERM PERFORMANCE INCENTIVE PLAN
                               OF TM CENTURY


       In 1991 TM Century, Inc. (the "Company") adopted the 1991 Long Term Performance Incentive Plan of TM Century, Inc. (the "Plan") to advance and promote the interest of the Company and its employees and stockholders by encouraging the acquisition of its Common Stock by key employees and individuals who perform significant services for the benefit of the Company.

       One Million Five Hundred Thousand (1,500,000) shares of Common Stock were originally reserved for issuance under the Plan. In March, 1992, the Company effected a one for eight reverse stock split, and, as a result, the number of shares reserved for issuance under the Plan was reduced to 187,000.

       Options to purchase all of the shares originally reserved for issuance under the Plan were granted, and in 1993 Section 1 of the Plan was amended to provide that there were 250,000 shares of the Company's Common Stock reserved for issuance under the Plan.

       In May 1999 Section 1.2(e) of the Plan was amended to revise the definition of "employee" to include consultants to the Company.

       In July 1999 the Board of Directors determined that the Plan should be amended in order to accommodate the granting of options to a larger number of employees. The amendment provides for increasing the number of shares that can be issued under the Plan to 350,000 and provides for a different vesting schedule for certain options granted to employees.

       All of the amendments adopted prior to July 1999 and the amendments adopted in July 1999 are set forth below in this Amendment and Restatement of the Plan.

                         SECTION 1.  Introduction

  .1   Purpose

       The purpose of the 1991 Long Term Performance Incentive Plan of TM Century, Inc. (the "Plan") is to advance and promote the interest of TM Century, Inc. (the "Company") and its employees and stockholders by encouraging the acquisition of its Common Stock by key employees and individuals who perform significant services for the benefit of the Company. Accordingly, the Plan is intended as a means of attracting and retaining outstanding employees and also to promote a close commonality of interest between employees and stockholders.

       Three Hundred Fifty Thousand (350,000) shares of Common Stock are reserved for issuance under the Plan.

  .2   Definitions

       The following terms shall have the meanings set forth below:
          (a)  Code.  The Internal Revenue Code of 1986, as amended.

          (b)  Committee.    Compensation   Committee  of  the  Board  of
       Directors of the Company or any successor thereof, which shall consist of two or more persons.

          (c)  Common  Stock.   The  Common  Stock  of TM  Century, Inc.,
       $0.01 par value per share.

          (d) Disability. Complete and permanent disability as defined in Section 22(e)(3) of the Code.

          (e)  Employee.   Any of the officers, employees or  consultants
       of the Company or any Subsidiary including directors and officers who are members of the Board of Directors of the Company.

          (f) Fair Market Value. Fair Market Value shall mean, with respect to a share of the Common Stock, (i) if traded on the National Association of Securities Dealers, Inc. (the "NASD") National Market System ("NMS"), the last price of a share of Common Stock on the last trading day on any relevant date or, if there is no trading on such date, the immediately preceding date, as published in the NASDAQ National Market Issues report in the Southwestern Edition of the Wall Street Journal, (ii) if listed on a national securities exchange (an "exchange"), the mean between the highest price and the lowest price at which the Common Stock shall have been sold "regular way" on an exchange on the applicable date or, if there are no sales on said date, then on the next preceding date on which there were sales of Common Stock,
       (iii) if the Common Stock is not traded on the NMS or listed on an exchange, the mean between the bid and asked prices last reported by the NASD for the over-the-counter market on the applicable date, or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iv) if the Common Stock is not traded on the NMS or listed on an exchange and quotations for the Common Stock are not reported by the NASD, the fair market value determined by the Committee.

          (g) Grantee. Any individual (including an Employee) who in the opinion of the Board of Directors performs significant services for the benefit of the Company and who is granted an Option under the Plan.

          (h) Incentive Stock Option. A stock option granted by the Committee to a Grantee (who is an Employee) under the Plan which is designated by the Committee as an Incentive Stock Option and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (i) Nonqualified Stock Option. A stock option granted by the Committee to a Grantee under the Plan, which is not designated by the Committee as an Incentive Stock Option.

          (j)  Option.   An Incentive Stock Option or Nonqualified  Stock
       Option granted by the Committee to a Grantee under the Plan.

                        SECTION 2.  Stock Options

  .1   Grant of Options

     (a) The Committee may grant Options to Grantee for the purchase of shares of Common Stock.

     (b) Stock Options granted under the Plan may be exercised in any order, regardless of the date of grant or the existence of any outstanding Option except as otherwise provided herein.

  .2   Employee Incentive Options.

     (a) In order to provide for broader participation in the Plan by the Company's Employees, Employees designated by the Committee shall receive Incentive Stock Options that shall be exercisable on the date such Options are granted.

     (b) It is the intention of the Board of Directors that options shall be granted to Employees in accordance with the following schedule; provided, however, no Employee shall be entitled to receive any options pursuant to this section until selected by the Committee:

                  Length of                 Number
                  Employment              of Options

                    6 months               1,000
                    3 years                  500
                    5 years                  500

  .3   Incentive Stock Option

     (a) Each Incentive Stock Option shall become exercisable by the Grantee in accordance with the following schedule, except as otherwise provided herein:

       Completed Years                      Cumulative Percentage
       From Date of Grant                    of Shares Covered by
                                            Incentive Stock Option
                                            Which May Be Exercised

       On Date of the Grant .........                       20%
       1 but less than 2 years ......                 Up to 35%
       2 but less than 3 years ......                 Up to 50%
       3 but less than 4 years ......                 Up to 65%
       4 but less than 5 years ......                 Up to 80%
       5 years or more ..............                Up to 100%



     (b) At or prior to the time an Incentive Stock Option is granted, the Committee shall fix the term of such option which shall be not more than ten years from the date of grant. In the event the Committee takes no action to fix the term, such option shall expire ten years from the date of grant.

     (c) Anything in the Plan notwithstanding, the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other Incentive Stock Option plans of the Company and its Subsidiaries or any "parent" corporation, as defined in Section 425(e) of the Code, of the Company (a "parent corporation")) shall not exceed the sum of $100,000.

     (d) Anything in the Plan notwithstanding, an Incentive Stock Option shall not be granted to any Grantee who, at the time such Incentive Stock Option is granted, owns (including constructive ownership as described in Section 425(d) of the Code) shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the company, a Subsidiary or a parent corporation; provided, however, that this restriction shall not apply if, at the time such Incentive Stock Option is granted, (i) the per share exercise price of such Option is at least 110% of the Fair Market Value of the shares of Common Stock subject to such Option and
  (ii) such Option is by its terms not exercisable after the expiration of five years from the date of grant of such option.

     (e) The Grantee shall give prompt notice to the Company of any disposition of Common Stock acquired upon exercise of an Incentive Stock Option (and such information regarding such disposition as the Company may reasonably request) if such disposition occurs within either two years after the date of grant or one year of the receipt of such Common Stock by the Grantee.

     (f) The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value per share of such stock on the date the Incentive Stock Option is granted, except as modified by Section 2.5.

  .4  Nonqualified Stock Options

     (a) Each Nonqualified Stock Option, unless otherwise established by the Committee, shall become exercisable by the Grantee in accordance with the following Schedule:

            Completed Years             Cumulative Percentage
            From Date of Grant           of Shares Covered by
                                          Nonqualified Stock
                                         Options Which May be
                                              Exercised

            On Date of Grant .............       20%
            1 but less than 2 years ......    Up to 35%
            2 but less than 3 years ......    Up to 50%
            3 but less than 4 years ......    Up to 65%
            4 but less than 5 years ......    Up to 80%
            5 years or more ..............    Up to 100%

     (b) The Committee shall fix the term of each Nonqualified Stock Option which shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant. The Committee may, from time to time, extend the Option Expiration Date of any Nonqualified Stock Option upon such terms and conditions as the Committee shall determine; provided, however, that no such extension or extensions shall extend the Nonqualified Stock Option for an aggregate period in excess of three years from the date of the original Option Expiration Date of such Nonqualified Stock Option and no such Nonqualified Stock Option shall be extended within six months after the date on which the Nonqualified Stock Option was originally granted or within six months prior to the Option Expiration Date of such Nonqualified Stock Option as the same may have been extended.

     (c) The Committee may grant to one or more holders of Nonqualified Stock Options, in exchange for their voluntary surrender and the cancellation of such Options, new Options having different Option prices than the Option prices provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

     (d) The exercise price per share of Common Stock under each Nonqualified Stock Option shall be determined by the Committee in its sole discretion.

  .5   Grants to Members of the Committee.

     (a) Members of the Committee who are outside directors (i.e. those directors who are not employees of or full time consultants to the Company) shall receive 20,000 Nonqualified Stock Options on the second Tuesday in December of each year for five (5) years beginning in December, 1991, and such options shall become exercisable in accordance with the following schedule:

            Completed Years             Cumulative Percentage
            From Date of Grant           of Shares Covered by
                                          Nonqualified Stock
                                         Options Which May be
                                              Exercised

            Less than 1 year .............       20%
            1 but less than 2 years ......       50%
            2 years or more ..............       100%

     (b) The term of each Nonqualified Stock Option granted to a member of the Committee shall be ten years.

     (c) The exercise price per share of Common Stock purchasable upon exercise of the Nonqualified Stock Options granted to the members of the Committee shall be $0.15 per share.

     (d) The provisions of this Section 2.5 may not be modified or amended more than once every six (6) months other than to comport with changes in the Code. Except for options granted under this Section 2.5, members of the Committee shall not be eligible to receive options under the Plan.

  .6   Payment for Common Stock.

     (a) Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash, in shares of Common Stock valued at the then Fair Market Value thereof, or by a combination of cash and shares of Common Stock.

     (b)  The  Company  may  extend and  maintain,  or  arrange  for  the extension and maintenance of, financing to any Grantee (including a Grantee who is a director of the Company) to purchase shares pursuant to exercise of an Option on such terms as may be approved by the
  Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

     (c) The proceeds received by the Company from the sale of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

          SECTION 3.  Provisions Relating to Plan Participation

  .1  Plan Conditions.

     (a) Each Grantee to whom an Option is granted under the Plan shall be required to enter into an incentive Plan Agreement with the Company in a form provided by the Committee, including provisions that the Grantee shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee. Options may contain such terms and conditions, not inconsistent with the Plan, as shall be determined from time to time by the Committee.

     (b) The Plan shall not create any employment rights in any Grantee and the Company shall have no liability for terminating the employment of a Grantee before the exercise date of any Option.

 .2  Transferability

     (a) Options are not transferable other than by will or by the laws of descent and distribution. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Grantee's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

     (b) Only the Grantee or his guardian (if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or otherwise exercise rights under the Plan.

  .3  Rights as a Stockholder

       A Grantee of an Option or a transferee of such Grantee shall have no rights as a stockholder with respect to any shares of Common Stock until the issuance of a stock certificate for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

  .4  Listing and Registration of Shares of Common Stock

       The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

  .5  Change in Stock Ownership

     (a) In the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of the Company, a combination, merger or reorganization of the Company into or with any other corporation, or in the event of the sale of all or substantially all assets, or any other transaction with similar effects (a "Transaction"), then each Option outstanding on the date of any such Transaction shall vest in its Grantee immediately, and may be exchanged for the number and kind of shares of Common Stock or other securities, property, or cash into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged, and the Committee may make other equitable adjustments which it deems to be warranted.

     (b) In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Options, such adjustment shall be made in accordance with such determination. Any adjustment of an Incentive Stock Option under this paragraph shall be made only to the extent not constituting a "modification" within the meaning of Section 425(h)(3) of the Code. The Committee shall given notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

     (c) In the event (i) the number of shares of Common Stock to be delivered upon the exercise in full of any Option granted under the Plan is reduced for any reason or (ii) any Option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such Option shall thereupon be released and shall thereafter be available for new Option grants under the Plan.

  .6  Termination of Employment and Death

     (a) If an Employee's employment is terminated for any reason whatsoever, any Option granted pursuant to the Plan outstanding at the time and all rights thereunder shall wholly and completely terminate except for (b) and (c) below. The determination of termination of any Option grant to a Grantee other than an Employee prior to the grant designated expiration date is at the sole discretion of the Committee.

     (b)  Upon the normal Retirement of an Employee:

          (i) any nonvested portion of any outstanding Option grant shall be canceled and no further vesting will occur; and

          (ii) any portion of an Option grant which vested on or before the normal Retirement date shall expire on the earlier of:

                 (a)  the Option Expiration Date, or

                 (b) the expiration of three years from the normal Retirement date, or

                 (c) one year from the date of death of a retiree in the event of death after normal Retirement.

     (c)  Upon  termination  of  employment  as  a  result  of  death  or
  Disability:

          (i)  all    outstanding   grants   of   Options   shall    vest
       notwithstanding the original vesting schedule; and,

          (ii)  any  vested Option  (including those  vested pursuant  to
       3.6(c)(i))  shall  expire  upon  the  earlier  of  a) the   Option
       Expiration Date or b) the first anniversary of such termination.

     (d) Anything to the contrary herein notwithstanding, in no event shall an Incentive Stock Option terminate later than ten years after the date of grant.

                        SECTION 4.  Administration

  .1  Effective Date and Grant Period

       The Plan shall become effective and shall be deemed to have been adopted on December 3, 1991; provided, however, the provisions hereof relating to Incentive Stock Options shall not become effective until the Plan shall have been approved by holders of at least the majority of the outstanding Common Stock. No options may be granted under the Plan after ten (10) years from the Effective Date.

  .2  Committee Authority

     (a) In addition to other authority granted to the Committee in the Plan, the Committee shall prescribe such forms and make such rules as it deems necessary for the proper administration of the Plan, shall correct any defect, supply any omission and reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems desirable to carry the Plan or Option into effect.

     (b) The Committee may interpret or construe the Plan and any Option granted, and any interpretation or construction made by it in good faith shall be conclusive on the Company, its Subsidiaries, their successors and assigns, the Company stockholders, the participants in the Plan and their transferees, and other employees of the Company and its Subsidiaries.

     (c) The Committee shall have the authority to advance the date on which an Option shall become exercisable by the Grantee provided, however, that no Option shall be sold by an officer or director of the Company until the expiration of six months from the date of grant.

       The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of all of its members. No members of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power of discretion given to him under the Plan, except if resulting from his own gross negligence or willful misconduct.

  .3  Withholding Taxes.

     (a) Whenever shares of Common Stock are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either (i) require the Grantee to remit to the Company or (iii) withhold from any salary, wages or other compensation payable by the Company to the Grantee, an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

     (b) With respect to shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such shares within two years from the date of grant of such option or within one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local withholding tax requirements attributable to such disposition.

  .4  No Guarantee of Tax Consequences

       Neither the Company nor the Committee makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person participating or eligible to participate hereunder.

  .5  Severability

       In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

  .6  Gender, Tense and Headings.

       Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

  .7  Amendment and Termination.

     (a) The Plan may be amended or terminated by the Board of Directors of the Company by the affirmative vote of a majority of the directors in office. The Plan, however, shall not be amended, without prior approval of the shareholders, to alter any feature of Incentive Stock Options as to which federal law requires shareholder approval as a condition for incentive stock option treatment.

     (b) No amendment or termination of the Plan shall impair any rights which have accrued under the Plan.

     (c) The Plan shall be construed in accordance with the laws of the State of Delaware, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.